EXHIBIT 10.2

EXECUTION VERSION

PSS World Medical, Inc.

3.125% Convertible Senior Notes due August 1, 2014

Purchase Agreement

July 29, 2008

Goldman, Sachs & Co.,

85 Broad Street,

New York, New York 10004

Ladies and Gentlemen:

PSS World Medical, Inc., a Florida corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to Goldman, Sachs & Co. (the “Purchaser”) an aggregate of $200,000,000 principal amount of the Convertible Senior Notes due August 1, 2014, convertible into common stock, par value $0.01 (“Stock”), of the Company, specified above (the “Firm Securities”) and, at the election of the Purchaser, up to an aggregate of $30,000,000 additional aggregate principal amount (the “Optional Securities”) (the Firm Securities and the Optional Securities which the Purchaser elects to purchase pursuant to Section 2 hereof are herein collectively called the “Securities”). In connection with the offering of the Securities, the Company is entering into convertible note hedge and warrant transactions with Goldman, Sachs & Co. (the “Convertible Note Hedge and Warrant Counterparty”) pursuant to confirmation letters, dated July 29, 2008, subject to an agreement in the form of the ISDA 2002 Master Agreement (collectively, the “Convertible Note Hedge and Warrant Transaction Documentation”, and the confirmation letter relating to the convertible note hedge transaction, the “Convertible Note Hedge Confirmation” and the confirmation letter relating to the warrant transaction, the “Warrant Confirmation”).

1.	The Company represents and warrants to, and agrees with, the Purchaser that:

(a)

A preliminary offering circular, dated July 28, 2008 (the “Preliminary Offering Circular”), and an offering circular, dated July 29, 2008 (the “Offering Circular”), have been prepared in connection with the offering of the Securities and the shares of Stock issuable upon conversion thereof. The Preliminary Offering Circular, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to the “Pricing Circular”. Any reference to the Preliminary Offering Circular, the Pricing Circular or the Offering Circular shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K and all subsequent documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c), 14 or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or prior to the date of such circular and any reference to the Preliminary Offering Circular, the Pricing Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular, the Pricing Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular, the Pricing Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”. The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule I(a) hereof. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser for use therein;

(b)

For the purposes of this Agreement, the “Applicable Time” is 5:30 p.m. (Eastern time) on the date of this Agreement; the Pricing Circular as supplemented by the information set forth in Schedule II hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Company Supplemental Disclosure Document (as defined in Section 6(a)) listed on Schedule I(b) hereto does not conflict with the information contained in the Pricing Circular or the Offering Circular and each such Company Supplemental Disclosure Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in a Company Supplemental Disclosure Document in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein;

(c)

Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular; and, since the respective dates as of which information is given in the Pricing Circular, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than stock option transactions, normal debt payments and other such transactions in the normal course of business) or any material adverse change, or any development involving a prospective material adverse change (other than general economic and industry conditions that would not disproportionately affect the Company), in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Circular;

(d)

The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except (i) as set forth in the Pricing Circular, or (ii) as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(e)

The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Circular, and (ii) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing under the laws of such other jurisdiction would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(f)

Each subsidiary of the Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Circular, and (ii) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing under the laws of such other jurisdiction would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(g)

Gulf South Medical Supply, Inc. is the only subsidiary of the Company that is a significant subsidiary of the Company’s within the meaning of Section 1-02(w) of Regulation S-X under the Securities Act of 1933, as amended (the “Act”);

(h)

The Company has an authorized capitalization as set forth in the Pricing Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Pricing

Disclosure Package and the Offering Circular; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except as set forth in the Pricing Circular;

(i)

The Securities have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement, when authenticated by the Trustee in accordance with the Indenture (as defined below), and when paid for by the Purchaser in accordance with the terms hereof, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of August 4, 2008 (the “Indenture”) between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), under which they are to be issued and will be convertible into Stock in accordance with their terms and the Indenture; the Securities will rank equal in right of payment with all of the Company’s other unsecured and unsubordinated indebtedness; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (regardless of whether such enforcement is considered in a proceeding at law or in equity); and the Securities and the Indenture will conform to the descriptions thereof in the Pricing Disclosure Package and the Offering Circular and will be in substantially the form previously delivered to you;

(j)	This Agreement has been duly authorized, executed and delivered by the Company;

(k)

None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(l)

Prior to the date hereof, neither the Company nor any of its “affiliates” (as defined in Rule 144 under the Act) has taken any action that is prohibited by Section 9(a) of the Exchange Act or any applicable state securities laws;

(m)

The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated (including, without limitation, the use of proceeds from the sale of the Securities) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflicts, breaches or violations which would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchaser;

(n)

Neither the Company nor any of its subsidiaries (i) is in violation of its Articles of Incorporation or By-laws or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults that would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(o)

The statements set forth in the Pricing Circular and the Offering Circular under the caption “Description of Notes” and “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Securities and the Stock, under the caption “Certain United States Federal Income Tax Considerations”, and under the caption “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

(p)

Other than as set forth in the Pricing Circular, there are no legal or governmental proceedings pending nor, to the knowledge of the Company, threatened, to which the Company or any of its subsidiaries is or would be a party or of which any property of the Company or any of its subsidiaries is or would be the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders’ equity or results of operations of the Company and its subsidiaries or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture or the Securities or to consummate the transactions contemplated herein and therein;

(q)

The Company and its subsidiaries (i) are in compliance with any and all applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(r)

There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(s)

When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(t)	The Company is subject to Section 13 or 15(d) of the Exchange Act;

(u)

The Company is not, and after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof, will not be an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

(v)

Neither the Company, any of its affiliates nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act;

(w)

Within the preceding six months, neither the Company, any of its affiliates nor any other person acting on its or their behalf has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchaser hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Purchaser), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

(x)

KPMG LLP, which has audited certain financial statements of the Company and its subsidiaries and has audited the Company’s internal control over financial reporting, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(y)

It is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser in the manner contemplated by this Agreement to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

(z)

The Company and its subsidiaries have and will maintain insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks, in each case as the Company believes is in accordance with customary industry practice for companies of similar size and operations, except where the failure to maintain such insurance would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(aa)

The Company and each of its subsidiaries possess all licenses, certificates, approvals and permits issued by, and has made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies (including, without limitation, the Federal Food and Drug Administration, the Federal Drug Enforcement Administration and comparable state agencies) necessary for the ownership of the Company’s and its subsidiaries’ properties or the conduct of its and their businesses (including, without limitation, the marketing of the products that the Company and its subsidiaries currently market) as described in the Pricing Circular, except where the failure to possess or make the same would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and none of the Company or its subsidiaries have received notification of any revocation or modification of any such license, certificate, authorization or permit where the revocation or modification would result in a material adverse effect on the Company and its subsidiaries, taken as a whole, or have any reason to believe that any such license, certificate, authorization or permit will not be renewed where the failure to renew would have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(bb)

The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(cc)

Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Circular, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

(dd)

The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

2.

Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price of 98.00% of the principal amount thereof, the Firm Securities.

The Company hereby grants to the Purchaser the right to purchase at its election up to $30,000,000 aggregate principal amount of Optional Securities, at the purchase price for the Firm Securities set forth in the first paragraph of this Section 2. Any such election to purchase Optional Securities may be exercised in whole or from time to time in part by written notice from you to the Company, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section (4) hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.

Upon the authorization by you of the release of the Securities, the Purchaser proposes to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and the Purchaser hereby represents and warrants to, and agrees with, the Company that:

(a)

It will offer and sell the Securities only to persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A;

(b)	It is an institutional accredited investor as set forth in subsections (1), (2), (3) or (7) of Rule 501(a) under the Act; and

(c)	It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

4.	(a)

The Securities to be purchased by the Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Securities to the Purchaser against payment by the Purchaser of the purchase price therefor by wire transfer to an account designated by the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of the Purchaser. The Company will cause the certificates representing the Securities to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, NY 10006 (the “Closing Location”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on August 4, 2008 or such other time and date as the Purchaser and the Company may agree upon in writing and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified in the written notice given by the Purchaser of its election to purchase such Optional Securities, or such other time and date as the Purchaser and the Company may agree upon in writing, provided that any Subsequent Time of Delivery (as defined below), if any, shall not be more than 30 calendar days from and including the First Time of Delivery (as defined below). The time and date for delivery of the Firm Securities is herein called the “First Time of Delivery”, the time and date for delivery of any Optional Securities, if not the First Time of Delivery, is herein called the “Subsequent Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b)

The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchaser pursuant to Section 8(l) hereof, will be delivered at such time and date at the Closing Location, and the Securities will be delivered at the office of DTC or its designated custodian, all at the Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.	The Company agrees with the Purchaser:

(a)

To prepare the Preliminary Offering Circular and the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular to which you have not consented promptly after reasonable notice thereof; and to furnish you with copies thereof;

(b)

Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)

To furnish the Purchaser with written and electronic copies of the Preliminary Offering Circular and the Offering Circular and each amendment and supplement thereto in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to the Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

(d)

During the period beginning from the date hereof and continuing until the date 90 days after the date hereof, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Securities or the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to equity compensation plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

(e)

Not to be or become, at any time prior to the expiration of three years after the latest Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)

At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act (the “Additional Issuer Information”);

(g)	If requested by you, to use its best efforts to cause the Securities to be eligible for the PORTAL Market trading system;

(h)

To furnish to the holders of the Securities (such obligation to be satisfied by publicly-available filings with the Commission if the Company is then subject to Section 13 or 15(d) under the Exchange Act) an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, all in accordance with the timing requirements of the Exchange Act for a company subject to Section 13 or 15(d) under the Exchange Act;

(i)

During a period of five years from the date of the Offering Circular, provided that the Securities remain outstanding, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Company and copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed (such obligations to be satisfied by publicly-available filings with the Commission if the Company is then subject to Section 13 or 15(d) under the Exchange Act); and to deliver to you such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission), except to the extent the provision of such information would be prohibited by any applicable laws or would require public disclosure thereof pursuant to Regulation FD;

(j)

During the period of one year after the latest Time of Delivery, the Company will not, and will not permit any of its affiliates to, resell any of the Securities that have been reacquired by any of them;

(k)	To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Circular under the caption “Use of Proceeds”;

(l)

To reserve and keep available at all times shares of Stock on the same terms as the Company’s authorized and issued common stock, for the purpose of enabling the Company to satisfy any obligations to issue shares of its Stock upon conversion of the Securities; and

(m)	To use its best efforts to list, subject to notice of issuance, the shares of Stock issuable upon conversion of the Securities on The NASDAQ Global Select Market.

6.	(a)

The Company represents and agrees that, without the prior consent of the Purchaser, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”);

(b)

the Purchaser represents and agrees that, without the prior consent of the Company, other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of securities, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets), is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”); and

(c)	any Company Supplemental Disclosure Document or Purchaser Supplemental Disclosure Document the use of which has been consented to by the Company and the Purchaser is listed on Schedule I(b) hereto.

7.

The Company covenants and agrees with the Purchaser that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the issue of the Securities and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation and printing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchaser and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchaser in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and the listing of the shares of Stock issuable upon conversion of the Securities; and (viii) all other costs and expenses of the Company incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 9 and 11 hereof, the Purchaser will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

8.

The obligations of the Purchaser hereunder at any Time of Delivery shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)

Cleary Gottlieb Steen & Hamilton LLP, counsel for the Purchaser, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b)	(i)

Alston & Bird LLP, counsel for the Company, shall have furnished to the Purchaser and the Convertible Note Hedge and Warrant Counterparty their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(1)

Gulf South Medical Supply, Inc. is validly existing as a corporation and in good standing under the laws of the State of Delaware; and all of the issued shares of capital stock of Gulf South Medical Supply, Inc. have been duly and validly authorized and issued, are fully paid and non assessable, and are owned of record by the Company;

(2)

To the knowledge of such counsel, other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the transactions contemplated hereby or the issuance or sale of the Securities or issuance of the Stock upon conversion of the Securities;

(3)

The Securities have been duly authorized for issuance under the provisions of the Indenture and when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Purchaser in accordance with the terms of the Purchase Agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (regardless of whether such enforcement is considered in a proceeding at law or in equity); and the Securities and the Indenture conform to the descriptions thereof in the Offering Circular;

(4)

Assuming the due authorization, execution, delivery and authentication by the other parties thereto, the Convertible Note Hedge and Warrant Transaction Documentation and the Indenture constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (regardless of whether such enforcement is considered in a proceeding at law or in equity);

(5)

The issue and sale of the Securities and the execution, delivery and performance by the Company of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended March 28, 2008, or filed as an exhibit to any subsequently filed Form 10-Q or Form 8-K, nor will such actions result in any violation of the provisions of any statute, rule or regulation of the State of New York or the United States of America, or the Delaware General Corporation Law, or, to such counsel’s knowledge, any judgment, order or decree binding upon the Company or any of its subsidiaries or any of their properties;

(6)

No consent, approval, authorization, registration or qualification of or with any court or governmental agency or body of the State of New York or the United States of America, or under the Delaware General Corporation Law, is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Securities, the Indenture or the Convertible Note Hedge and Warrant Transaction Documentation, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchaser;

(7)

The statements set forth in the Pricing Circular and the Offering Circular under the captions “Description of Notes” and “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Securities and the Stock, under the caption “Certain United States Federal Tax Considerations”, and under the caption “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(8)

The Exchange Act Reports (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder;

(9)

No registration of the Securities under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchaser in the manner contemplated by this Agreement; and

(10)

The Company is not, and after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof as described in the Offering Circular under the caption “Use of Proceeds” will not be, an “investment company”, as such term is defined in the Investment Company Act.

Such counsel has no reason to believe that (A) the Pricing Disclosure Package, as of the Applicable Time (other than the financial statements and other financial data therein or omitted therefrom, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (B) the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data therein or omitted therefrom, as to which such counsel need express no opinion) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Such counsel may limit its opinions to the laws of the State of New York, the Delaware General Corporation Law and the federal laws of the United States of America. In rendering such opinions, such counsel may assume any matters governed by the laws of the State of Florida, and, as to matters of fact, may rely upon certificates of officers of the Company and of governmental officials.

(ii)

Holland & Knight LLP, special counsel for the Company, shall have furnished to the Purchaser and the Convertible Note Hedge and Warrant Counterparty their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(1)

The Company is duly incorporated and validly existing as a corporation and in good standing under the laws of the State of Florida, with the corporate power and authority to (a) own its properties and conduct its business as described in the Offering Circular and (b) enter into and perform its obligations under this Agreement, the Indenture, and the Convertible Note Hedge and Warrant Transaction Documentation;

(2)

The Company has authorized capital stock as set forth in the Offering Circular; and the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and, reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities, will be duly and validly issued and fully paid and non-assessable, and will conform to the description of the Stock contained in the Offering Circular;

(3)	This Agreement, the Indenture, the Convertible Note Hedge Confirmation and the Warrant Confirmation have been duly authorized, executed and delivered by the Company;

(4)	The Securities have been duly authorized and executed by the Company;

(5)

The issue and sale of the Securities and the execution, delivery and performance by the Company of the Securities, the Indenture, this Agreement, the Convertible Note Hedge Confirmation and Warrant Confirmation and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company, any statute, rule or regulation of the State of Florida;

(6)

No consent, approval, authorization, registration or qualification of or with any court or governmental agency or body of the State of Florida is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Securities, the Indenture or the Convertible Note Hedge and Warrant Transaction Documentation, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchaser;

(7)

The provisions contained in Section 15.01(c) of the Indenture that restrict the ability of the holder of the Notes to exercise and receive delivery of shares of common stock, par value $.01 per share, of the Company underlying the Notes are effective, in accordance with the terms of the Notes, to limit the beneficial ownership (for purposes of Article IX of the Company’s Amended and Restated Articles of Incorporation and Section 607 of the Florida Business Corporation Act) attributable to ownership of the Notes to the limit set forth in such provisions contained in Section 15.01(c) of the Indenture; and

(8)

The provisions contained in Section 8(d) of the Warrant Confirmation that restrict the ability of the Dealer (as defined in the Warrant Confirmation) as holder of the Warrants (as defined in the Warrant Confirmation) to exercise and receive delivery of shares of common stock, par value $.01 per share, of the Company underlying the Warrants, are effective, in accordance with the terms of the Warrants, to limit the beneficial ownership (for purposes of Article IX of the Company’s Amended and Restated Articles of Incorporation and Section 607 of the Florida Business Corporation Act) attributable to ownership of the Warrants to the limit set forth in such provisions contained in Section 8(d) of the Warrant Confirmation.

Such counsel may limit its opinions to the laws of the State of Florida. In rendering such opinions, such counsel may rely as to matters of fact upon certificates of officers of the Company and of governmental officials.

(c)

On the date of the Offering Circular prior to the execution of this Agreement and also at each Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

(d)

(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular, and (ii) since the respective dates as of which information is given in the Pricing Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Circular, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

(e)

On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(f)

On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on The NASDAQ Global Select Market; (ii) a suspension or material limitation in trading in the Company’s securities on The NASDAQ Global Select Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and the Offering Circular;

(g)	The Securities have been designated for trading on the PORTAL Market;

(h)	The shares of Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on The NASDAQ Global Select Market;

(i)

The Purchaser shall have received “lock-up” letters to the effect set forth in Section 5(d) hereof, in form and substance satisfactory to it, from executive officers and directors of the Company on or prior to the date hereof, and such letters shall be in full force and effect on such Time of Delivery;

(j)	The Indenture shall be executed in a form satisfactory to the Purchaser; and

(k)

The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request.

9.	(a)

The Company will indemnify and hold harmless the Purchaser against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Company’s Current Report on Form 8-K furnished to the Commission on July 23, 2008, any Preliminary Offering Circular, the Pricing Circular, the Offering Circular, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular, the Pricing Circular, the Offering Circular or any such amendment or supplement, or any Company Supplemental Disclosure Document, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein.

(b)

The Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Offering Circular, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular, the Pricing Circular, the Offering Circular or any such amendment or supplement, or any Company Supplemental Disclosure Document in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)

Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)

If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchaser, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were offered to investors exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(e)

The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Act or the Exchange Act; and the obligations of the Purchaser under this Section 9 shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

10.

The respective indemnities, agreements, representations, warranties and other statements of the Company and the Purchaser, as set forth in this Agreement or made by or on behalf of either of them, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchaser or any controlling person of the Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

11.

If for any reason the Securities are not delivered by or on behalf of the Company as provided herein (except for failure of the condition set forth in clauses (i), (iii), (iv) or (v) of Section 8(f) hereof or default by the Purchaser in its obligation to purchase the Securities), the Company will reimburse the Purchaser for all out of pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Purchaser in making preparations for the offer, sale, purchase and delivery of the Securities, but the Company shall then be under no further liability to the Purchaser except as provided in Sections 7 and 9 hereof.

12.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchaser shall be delivered or sent by mail, telex or facsimile transmission to you at 85 Broad Street, 20th Floor, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Chief Financial Officer. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchaser is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Purchaser to properly identify its clients.

13.

This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser, the Company and, to the extent provided in Sections 9 and 10 hereof, the officers and directors of the Company and each person who controls the Company or the Purchaser, and their respective heirs, executors, administrators, successors and assigns, and except as set forth in Section 5(f), no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Purchaser shall be deemed a successor or assign by reason merely of such purchase.

14.	Time shall be of the essence of this Agreement.

15.

The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Purchaser, on the other, (ii) in connection therewith and with the process leading to such transaction the Purchaser is acting solely as a principal and not the agent or fiduciary of the Company, (iii) the Purchaser has assumed no advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Purchaser has advised or is currently advising the Company on other matters) and no other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

16.	This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Purchaser with respect to the subject matter hereof.

17.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.

The Company and the Purchaser hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19.

This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

20.

Notwithstanding anything herein to the contrary, the Company (and the Company’s employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Purchaser’s imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means U.S. federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

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EXECUTION VERSION

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Purchaser and the Company.

Very truly yours,

PSS World Medical, Inc.

By:	/s/ David M. Bronson
	Name:	David M. Bronson
	Title:	Executive Vice President and CFO

Accepted as of the date hereof:

Goldman, Sachs & Co.

/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)